Exhibit 99.2

EXL Announces Three-Year $20 Million Annual Share

Repurchase Program

NEW YORK, February 24, 2015 — ExlService Holdings, Inc. (NASDAQ: EXLS) today announced that its Board of Directors has authorized a three-year $20 million annual common stock repurchase program, effective immediately. The intent of the repurchase program is to offset dilution from annual employee equity grants.

“We have a strong balance sheet with cash and cash equivalents of $188 million as of December 31, 2014, and our business generates over $100 million of adjusted EBITDA each year,” commented Rohit Kapoor, Vice Chairman and CEO of EXL. “This repurchase program demonstrates our confidence in our long-term growth outlook, while also allowing us the flexibility to continue to make strategic investments and acquisitions.”

Shares may be purchased through December 31, 2017 by the Company on the open market and through private transactions as determined by EXL’s management. The Company expects that open market repurchases under the repurchase program will be structured to comply with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. The Company may discontinue repurchases at any time that management determines additional purchases are not warranted.

About EXL

EXL (NASDAQ: EXLS) is a leading business process solutions company that looks deeper to drive business impact through integrated services and industry knowledge. EXL provides operations management, decision analytics and technology platforms to organizations in insurance, healthcare, banking and financial services, utilities, travel, and transportation and logistics, among others. We work as a strategic partner to help our clients streamline business operations, improve corporate finance, manage compliance, create new channels for growth and better adapt to change. Headquartered in New York and in business since 1999, EXL has more than 23,000 professionals in locations throughout the U.S., Europe and Asia. For more information, visit www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K for the year ended December 31, 2014. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Investor contact:

Steven N. Barlow

Vice President Investor Relations

212-624-5913

steven.barlow@exlservice.com